SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 10, 2005

ITRONICS INC.

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                                       Texas                                      33-18582                            75-2198369

                     (State or other jurisdiction                   (Commission File                      (IRS Employer

                             of incorporation)                                Number)                          Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada          89509

                 (Address of Principal Executive Offices)                                  Zip Code

Registrant’s telephone number, including area code:  (775) 689-7696

Item 8.01: Other Events

On May 10, 2005 the Company announced completion of the acquisition of the GOLD’n GRO Guardian trademark, all products rights, and the rights to the repelling formulation used to make the product. A copy of the press release is attached as Exhibit 99.

Exhibits:

Exhibit 99         Press release dated May 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          ITRONICS INC.

                                                                                               (Registrant)

Date: May 16, 2005                                                                      By: /S/ John W. Whitney

                                                                                                          John W. Whitney

                                                                                                          President, Treasurer and Director

                                                                                                          (Principal Executive and Financial

                                                                                                          Officer)